The Glenmede Fund, Inc.

Disciplined International Equity Portfolio—Institutional Shares

Summary Prospectus—February 28, 2026	Ticker Symbol: GTCLX

Before you invest, you may want to review the Portfolio’s complete Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s complete Prospectus, reports to shareholders, and other information about the Portfolio online at http://www.glenmedeim.com/funds/fund-documents. You can also get this information at no cost by calling 1-800-442-8299 or by sending an e-mail request to glenmedefunds@glenmede.com. The Portfolio’s complete Prospectus and Statement of Additional Information, both dated February 28, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective
Maximum long-term total return consistent with reasonable risk to principal.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the table and example below.

Institutional Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.55%
Other Expenses	0.33%
Total Annual Portfolio Operating Expenses[2]	0.88%
Fee Waivers and Expense Reimbursements[3]	(0.23)%
Net Expenses	0.65%

[1]	Effective May 5, 2025, the Fund’s management fee was reduced from 0.75%.
[2]
During the year-ended October 31, 2025, the Portfolio’s Institutional Shares incurred non-recurring registration fees in connection with its share class commencement on May 5, 2025. As such, Total Annual Portfolio Operating Expenses shown in the table above may not correspond to the ratio of operating expenses to average net assets in the “Financial Highlights” section of this Prospectus.

[3]
Glenmede Investment Management LP (the “Advisor”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Portfolio’s annual total operating expenses exceed 0.65% of the Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2027 and may discontinue this arrangement at any time thereafter. This contractual fee waiver agreement may not be terminated before February 28, 2027 without the approval of The Glenmede Fund, Inc.’s (the “Fund”) Board of Directors (the “Board”).

Example
This Example is intended to help you compare the cost of investing in the Portfolio’s Institutional Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, taking into account the fee waiver in the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$258	$465	$1,063

Disciplined International Equity Portfolio—Institutional Shares

Summary Prospectus—February 28, 2026	Ticker Symbol: GTCLX

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 76% of the average value of its portfolio.
Principal Investment Strategies
Using factor-based analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities of foreign companies, directly and/or through American Depositary Receipts (“ADRs”). ADRs are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by foreign companies. Under normal market circumstances, the Portfolio will invest, directly and/or through ADRs in companies based in at least three countries other than the United States in primarily developed markets. The Advisor uses proprietary multi-factor computer models to select stocks and/or ADRs of foreign companies that the models identify as having reasonable prices, good fundamentals and rising earnings expectations. These computer models rank securities based on certain criteria, including valuation ratios, profitability and earnings-related measures, and material sustainability-related criteria. As sustainability-related information is just one investment criterion, sustainability-related considerations are generally not solely determinative in any investment decision made by the Advisor. The Portfolio may actively trade its securities to achieve its principal investment strategies.
Principal Investment Risks
All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. Each risk summarized below is considered a “principal risk” of investing in the Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions and other factors. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.
The Portfolio may be appropriate for you if you are investing for goals several years away and are comfortable with the risks of investing in foreign securities. The Portfolio would not be appropriate for you if you are investing for short- term goals or are mainly seeking current income.
Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio may underperform other types of securities. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. Natural disasters, climate change, public health emergencies (including pandemics and epidemics), war, military conflict, terrorism, tariffs, cybersecurity incidents and other unforeseeable global events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Portfolio cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Portfolio’s investments.
Frequent Trading Risk: A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.
Investment Style Risk: The Portfolio invests in securities with strong earnings growth prospects that the Advisor believes are reasonably priced. There is no guarantee that the prices of these securities will not move even lower.
ADR/Foreign Investment Risk: The Portfolio intends to invest in foreign securities directly and/or in the form of ADRs, which are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company and listed on a U.S. stock exchange. The Portfolio is subject to additional risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier

2

Disciplined International Equity Portfolio—Institutional Shares

Summary Prospectus—February 28, 2026	Ticker Symbol: GTCLX

than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability, including military hostilities and related sanctions that impact trade and commodity prices, such as armed conflict in Europe and in the Middle East. Foreign stocks may be more volatile and less liquid than U.S. stocks. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities.
Value Style Risk: Although the Portfolio invests in stocks the Advisor believes to be reasonably priced, there is no guarantee that the prices of these stocks will not move even lower. In addition, the value investment style can shift into and out of favor with investors, depending on market and economic conditions. As a result, the Portfolio may at times outperform or underperform other funds that invest more broadly or employ a different investment style.
Tax Managed Risk: The Portfolio uses various investment methods in seeking to reduce the impact of Federal and state income taxes on shareholders’ returns. As a result, the Portfolio may defer the opportunity to realize gains.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Portfolio. The past performance information shown below is for Advisor Shares, which are not available through this Prospectus. Institutional Shares and Advisor Shares of the Portfolio should have returns that are substantially the same because they represent investments in the same portfolio of securities and differ only to the extent that they have different expenses. Performance information for Institutional Shares will be included after the share class has been in operation for one complete calendar year. The bar chart shows how the performance of the Portfolio’s Advisor Shares has varied from year to year. The table shows how the Portfolio’s average annual total returns for one year, five years and ten years for the Portfolio’s Advisor Shares compare to those of selected market indices. The Portfolio’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Performance reflects expense reimbursements and/or fee waivers made in 2016 through 2025. If such expense reimbursements or waivers were not in place, the Portfolio’s performance in 2016through 2025 would be reduced. Updated performance information is available by visiting www.glenmedeim.com or by calling 1-800-442-8299.

During the periods shown in the bar chart, the highest quarterly return was 15.21% (for the quarter ended December 31, 2022) and the lowest quarterly return was −24.51% (for the quarter ended March 31, 2020).
After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

3

Disciplined International Equity Portfolio—Institutional Shares

Summary Prospectus—February 28, 2026	Ticker Symbol: GTCLX

Average Annual Total Returns (for the periods ended December 31, 2025)

	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes – Advisor Shares	39.87%	12.43%	8.02%
Return After Taxes on Distributions	39.32%	11.71%	7.51%
Return After Taxes on Distributions and Sale of Fund Shares	25.51%	10.13%	6.64%
MSCI World ex-USA Index (reflects no deduction for fees, expenses or taxes)	31.85%	9.46%	8.55%
Morningstar Foreign Large Value Average[1]	38.48%	11.40%	8.12%

[1]
The Morningstar Foreign Large Value Average is provided so that investors may compare the performance of the Portfolio with the performance of a peer group of funds that Morningstar, Inc. considers similar to the Portfolio.

Investment Adviser
Glenmede Investment Management LP serves as investment advisor to the Portfolio.
Portfolio Managers
The Portfolio is managed by Vladimir de Vassal, CFA, Director of Quantitative Research, Alexander R. Atanasiu, CFA, Portfolio Manager, and Paul T. Sullivan, CFA, Portfolio Manager of the Advisor. They have managed the Portfolio since December 2014. Ruohao Chen, CFA, Portfolio Manager, of the Advisor has managed the Portfolio since January 2026.
Tax Information
The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Purchase and Sale of Portfolio Shares
The minimum initial investment is $500,000, which may be reduced or waived in some cases from time to time. There is no minimum for subsequent investments. Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum initial and subsequent investment requirements. You may redeem shares at any time by contacting The Glenmede Trust Company, N.A. (“Glenmede Trust”) by telephone or facsimile or contacting the institution through which you purchased your shares.
Financial Intermediary Compensation
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
GTCLXSUMMPROS

4